UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36642 (Commission File Number)	45-5605880 (IRS Employer Identification No.)

3301 N. Thanksgiving Way, Suite 500
Lehi, Utah 84043
(Address of principal executive offices, including zip code)

(877) 404-4129
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 30, 2015, the Company was informed that Joseph F. Trustey had passed away. Mr. Trustey was a member of the Board of Directors of the Company (the “Board”), and he served on the Audit Committee and Compensation Committee of the Board.  Mr. Trustey’s contributions to the Company and the Board are deeply appreciated, and he will be missed.

The Board has appointed David F. D’Alessandro to the Audit Committee of the Board to fill the vacancy created by the passing of Mr. Trustey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

By:	/s/ SHAWN J. LINDQUIST Shawn J. Lindquist Chief Legal Officer,
Executive Vice President and Secretary

Date: August 14, 2015